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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                             -----------------------


Date of report (Date of earliest event reported):                  June 25, 1998


                               IVI CHECKMATE CORP.

               (Exact Name of Registrant as Specified in Charter)

          Delaware                      0-22370                 58-2375201
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

                                1003 Mansell Road
                             Roswell, Georgia 30076
          (Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code:  (770) 594-6000

          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         A. On June 25, 1998, pursuant to a Combination Agreement dated January 16, 1998, IVI Checkmate Corp., a recently-formed Delaware corporation ("IVI Checkmate"), acquired all of the outstanding common shares of International Verifact Inc., a Canadian corporation ("IVI"), and Checkmate Electronics, Inc., a Georgia corporation ("Checkmate"). As provided in the Combination Agreement, IVI shareholders were entitled to receive, for each IVI common share, either one share of common stock of IVI Checkmate or one exchangeable share of IVI which can be exchanged for a share of IVI Checkmate common stock in the future, and Checkmate shareholders were entitled to receive 1.2775 shares of IVI Checkmate common stock for each share of Checkmate common stock. In addition, all outstanding rights (including options) to purchase IVI common shares and Checkmate common stock will be converted into rights to purchase shares of IVI Checkmate common stock on a one-for-one ratio and 1.2775-for-one ratio, respectively. The IVI Checkmate common stock trades on the Nasdaq National Market and The Toronto Stock Exchange under the symbols "CMIV" and "IVC," respectively, while the IVI exchangeable shares trade on The Toronto Stock Exchange under the symbol "IVI." IVI's name has been changed to IVI Checkmate Ltd., and Checkmate's name has been changed to IVI Checkmate Inc.

         Through its subsidiaries, IVI Checkmate provides innovative automation payment solutions that handle electronic payment transactions such as check, debit, credit, smart card and electronic benefits transfer. IVI Checkmate provides full-service solutions to such industries as retail, banking, health care, hospitality and transportation located throughout the United States, Canada and Latin America. IVI Checkmate is headquartered in Roswell, Georgia.

         B. Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), IVI Checkmate Corp. is a "successor issuer" to both IVI and Checkmate, each of which have classes of securities registered pursuant to Section 12(g) of the Exchange Act. In accordance with Rule 12g-3(d), the IVI Checkmate common stock, as a security of a "successor issuer," is deemed registered under paragraph (g) of Section 12 (the same paragraph of Section 12 as the IVI common shares and Checkmate common stock were registered). In addition, IVI Checkmate will continue under Checkmate's Commission File Number as listed on the facing page of this Report.


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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS

         A. FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Financial Statements of IVI and Checkmate for periods specified in Rule 3-05(b) of Regulation S-X have been previously filed with the Securities and Exchange Commission (the "SEC") as part of IVI Checkmate's Registration Statement on Form S-4 (File No. 333-53629) and is omitted from this report pursuant to General Instruction B.3. of Form 8-K.

         B. PRO FORMA FINANCIAL INFORMATION (UNAUDITED). Pro forma financial information required pursuant to Article 11 of Regulation S-X has been previously filed with the SEC as part of IVI Checkmate's Registration Statement on Form S-4 (File No. 333-53629) and are omitted from this Report pursuant to General Instruction B.3. of Form 8-K.

         C. EXHIBITS.

            2.1 Combination Agreement, dated as of January 16, 1998 (as amended), by and between IVI Checkmate Corp., International Verifact Inc., Checkmate Electronics, Inc. and Future Merger Corporation incorporated by reference from the Company's Registration Statement on Form S-4 (File No. 333-53629).



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 IVI CHECKMATE CORP.


                                                 By:      /s/ J. Stanford Spence
                                                 -------------------------------
                                                          J. Stanford Spence
                                                          Chairman of the Board

Dated:   July 8, 1998




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